                                                                       Exhibit 6


                                                                  April 20, 1999


Provident Mutual Life Insurance Company
1050 Westlakes Drive
Berwyn, PA 19312

Directors:

I hereby consent to the reference to my name under the caption "Experts" in the Prospectus filed as part of the Post-Effective Amendment No. 12 of the Registration Statement on Form S-6 (File No. 33-38463) for the Providentmutual Variable Life Separate Account.


                               Sincerely,



                               Scott V. Carney, FSA, MAAA
                               Actuary